July 15, 2008
Robert K. Steel
301 South College Street
One Wachovia Center
Charlotte, North Carolina 28288
Re:	NOTIFICATION OF GRANT UNDER WACHOVIA CORPORATION’S AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN
Dear Bob:
Wachovia Corporation (the “Corporation”) is extremely pleased that you have accepted its offer to become Chief Executive Officer and President of Wachovia pursuant to our offer letter to you dated, July 9, 2008 (the “Offer Letter”). As set forth in the Offer Letter, you have been granted under the Corporation’s Amended and Restated 2003 Stock Incentive Plan (the “Plan”) the stock options and performance restricted stock awards relating to the Corporation’s common stock set forth below. The grant of the awards is subject in all respects to the terms and conditions of this letter, the Offer Letter, the Plan and the related Information Statement. The terms of the Plan and the Information Statement are expressly incorporated into this letter. To the extent this letter and the Plan conflict, the terms of the Plan control. Any capitalized terms not defined in this letter will have the meanings given to them in the Plan.
2008 Long-Term Incentive Non-qualified Stock Options
On July 15, 2008, you were granted a non-qualified stock option (“NQSO”) to purchase an aggregate of 1,500,000 shares of the Corporation’s common stock, at a price of $9.08 per share. Subject to the terms of the Plan, the Offer Letter and this letter, the shares under this option shall become exercisable in substantially equal installments on the first, second and third anniversary of the date of grant as set forth below and will remain so exercisable until July 15, 2018, on which date the NQSO hereby granted shall terminate, to the extent not previously exercised or forfeited.

Number of Options	Vesting Schedule

500,000	July 15, 2009
500,000	July 15, 2010
500,000	July 15, 2011
2008 Long-Term Incentive Performance Restricted Stock Awards
On July 15, 2008, you were granted 888,767 performance restricted shares (the “2008 Long-Term Incentive Performance RSAs”) of the Corporation’s common stock. Each 2008 Long-Term Incentive Performance RSA granted hereby has a performance goal and an employment requirement, and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated (the “Transfer Restrictions”), except as set forth below or as otherwise may be provided in the Plan:

Number of Shares	Date Transfer Restrictions Lapse
444,383
The Transfer Restrictions on the 444,383 shares of the 2008 Long-Term Incentive Performance RSAs will lapse upon satisfaction of the later of the Fair Market Value of the Corporation’s common stock being at least $25.00 per share for 15 consecutive trading days on the New York Stock Exchange (the “$25 Performance Goal”) and you remaining employed at the Corporation until July 15, 2011.

Number of Shares
444,384
The Transfer Restrictions on the 444,384 shares of the 2008 Long-Term Incentive Performance RSAs will lapse upon satisfaction of the later of the Fair Market Value of the Corporation’s common stock being at least $30.00 per share for 15 consecutive trading days on the New York Stock Exchange (the “$30 Performance Goal”) and you remaining employed at the Corporation until July 15, 2011.
Subject to the terms of the Offer Letter, the Plan, and this letter, you will forfeit the 444,383 shares of the 2008 Long-Term Incentive Performance RSAs if the $25 Performance Goal is not satisfied by July 15, 2014, and you will forfeit the 444,384 shares of the 2008 Long-Term Incentive Performance RSAs if the $30 Performance Goal is not satisfied by July 15, 2014.
Special Performance Restricted Stock Awards
On July 15, 2008, you were granted 1,101,322 performance restricted shares (the “Special Performance RSAs” ) of the Corporation’s common stock. Each Special Performance RSA granted hereby has a performance goal and an employment requirement, and is subject to the Transfer Restrictions, except as set forth below or as otherwise may be provided in the Plan:

Number of Shares	Date Transfer Restrictions Lapse
550,661
The Transfer Restrictions on the 550,661 shares of the Special Performance RSAs will lapse upon satisfaction of the later of the Fair Market Value of the Corporation’s common stock being at least $20.00 per share for 15 consecutive trading days on the New York Stock Exchange (the “$20 Performance Goal”) and you remaining employed at the Corporation until July 15, 2011.

Number of Shares
550,661
The Transfer Restrictions on the 550,661 shares of the Special Performance RSAs will lapse upon satisfaction of the later of the Fair Market Value of the Corporation’s common stock being at least $35.00 per share for 15 consecutive trading days on the New York Stock Exchange (the “$35 Performance Goal”) and you remaining employed at the Corporation until July 15, 2011.
Subject to the terms of the Offer Letter, the Plan, and this letter, you will forfeit the 550,661 shares of the Special Performance RSAs if the $20 Performance Goal is not satisfied by July 15, 2014, and you will forfeit the 550,661 shares of the Special Performance RSAs if the $35 Performance Goal is not satisfied by July 15, 2014.
Termination of Employment and Change of Control:
(1)	Effect on Stock Options:
If your employment with the Corporation terminates (i) because you terminate your employment with the Corporation for Good Reason (as defined in the Offer Letter), (ii) because the Corporation terminates your employment other than for Cause (as defined in the Offer Letter), death, Disability or Retirement, or (iii) because of your death, Disability or Retirement, all of the shares under the NQSO that are unvested shall continue to vest in accordance with the vesting schedule set forth above under “2008 Long-Term Incentive Non-qualified Stock Options” as if your employment had continued for a period of two years and then, to the extent not otherwise vested, all such remaining unvested NQSOs will vest, to the extent not previously exercised or forfeited. All vested NQSO will remain exercisable until July 15, 2018. In the event of a Change of Control (as defined in the Offer Letter), all of the shares under the NQSO that are unvested shall vest and remain exercisable until July 15, 2018, to the extent not previously exercised or forfeited.

(2)	Effect On 2008 Long-Term Incentive Performance Restricted Stock Awards and Special Performance Restricted Stock Awards
If your employment with the Corporation terminates, including following a Change of Control (as defined in the Offer Letter), (i) because you terminate your employment with the Corporation for Good Reason (as defined in the Offer Letter), (ii) because the Corporation terminates your employment other than for Cause (as defined in the Offer Letter), death, Disability or Retirement, or (iii) because of your death, Disability or Retirement, the employment requirement will be waived, and the Transfer Restrictions applicable to 444,383 shares of the 2008 Long-Term Incentive Performance Restricted Stock Awards will terminate upon satisfaction of the $25 Performance Goal, the Transfer Restrictions applicable to 444,384 shares of the 2008 Long-Term Incentive Performance Restricted Stock Awards will terminate upon satisfaction of the $30 Performance Goal, the Transfer Restrictions applicable to 550,661 shares of the Special Performance Restricted Stock Awards will terminate upon satisfaction of the $20 Performance Goal, and the Transfer Restrictions applicable to 550,661 shares of the Special Performance Restricted Stock Awards will terminate upon satisfaction of the $35 Performance Goal, in each case provided that the relevant performance goal is satisfied by July 15, 2014. In the event of a Change of Control (as defined in the Offer Letter), the employment requirement will be waived, and the $25 Performance Goal, the $30 Performance Goal, the $20 Performance Goal, and the $35 Performance Goal will be adjusted equitably based on the consideration received in the Change of Control transaction.
If you have any questions concerning your grant, please contact Chuck Loring at 704-383-3007.
Sincerely,
Shannon McFayden
Senior Executive Vice President
Director of Human Resources and Corporate Relations
Enclosures